Note 6 - Credit Facilities and Capital Leases (Details) - Annual Maturities of Capital Lease Commitments, Including Interest (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Annual Maturities of Capital Lease Commitments, Including Interest [Abstract]
2013	$ 7,120	$ 6,049
2014	5,476	5,821
2015	2,065	4,618
2016		1,931
Total	21,631	18,419
Less: imputed interest	(960)	(920)
Net capital lease obligation	$ 20,671	$ 17,499	$ 10,300